EXHIBIT 10.73

                                 AMENDMENT NO. 2

                                       TO

                        PIONEER NATURAL RESOURCES COMPANY

                            LONG-TERM INCENTIVE PLAN

       AMENDMENT NO. 2 (this "Amendment", to that certain Long-Term Incentive Plan (the "Plan", of Pioneer Natural Resources Company (the "Company") is effective as of May 20, 1999.

                                    RECITALS

       WHEREAS, the Company has adopted the Plan; and

       WHEREAS, the Board of Directors and the shareholders of the Company have approved an amendment to the Plan, which amendment is memorialized below in this Amendment.

       NOW, THEREFORE, the Plan is hereby amended as follows:

       1. Deletion of Section 5. Section 5 of the Plan and any cross-references to that Section are hereby deleted in their entirety.

       2. Confirmation of the Plan. Except as to the extent modified by this Amendment, the Plan is hereby ratified and confirmed in all respects.

       IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer to be effective as of May 20, 1999.

                                     PIONEER NATURAL RESOURCES COMPANY




                                 By:   /s/ Mark L. Withrow
                                      ---------------------------------
                                       Name:  Mark L. Withrow
                                       Title: Executive Vice President and
                                              General Counsel





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